1 Unless otherwise specified, comparisons in this presentation are between 2Q25 and 2Q26. Second Quarter 2026 Financial and operating results for the period ended June 30, 2026 July 30, 2026

2 Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on July 30, 2026, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures IMPORTANT LEGAL INFORMATION

3 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders.

4 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Operational Highlights Financial Highlights QUARTER IN REVIEW Strong execution and momentum continues; Raising operating EPS guidance  Operating EPS1 up 45%; Year-to-date up 43% excluding significant items1 – Sales momentum driving profitable growth – Continued strong underwriting and net investment income (NII) results – Operating return on equity (ROE) of 13.1%, excluding significant items1  Robust total capital position  Returned $77 million to shareholders  Book value per diluted share excluding AOCI1 of $39.92  16th consecutive quarter of strong insurance sales – Total new annualized premiums (NAP) up 7% – Sales growth in nearly all product categories – Worksite Division NAP – Annuity collected premiums – Client assets in brokerage and advisory  14th consecutive quarter of growth in producing agent count (PAC)  Durable competitive moat generating consistent and repeatable sales growth Records

GROWTH SCORECARD

Sustained and repeatable growth

		2025				2026		Change
		2Q	3Q	4Q	FY	1Q	2Q	vs 2Q25
PRODUCTION	**New Annualized Premiums[1]**	**$119.9**	**$125.1**	**$128.5**	**$479.2**	**$117.4**	**$127.7**	**6.5%**
	Consumer	101.9	106.1	108.7	408.0	99.8	104.4	2.5%
	Worksite	18.0	19.0	19.8	71.2	17.6	23.3	29.4%
	Annuity Collected Premiums	**$520.5**	**$472.5**	**$508.3**	**$1,943.3**	**$433.8**	**$536.0**	**3.0%**
	Fee Revenue[1,2]	**$33.5**	**$33.0**	**$71.4**	**$185.3**	**$42.8**	**$18.5**	**n/m**
	Consumer	26.7	26.2	71.4	163.7	42.8	18.5	-30.7%
	Worksite	6.8	6.8	--	21.6	--	--	n/m
	Policyholder and Client Assets	**$17,448**	**$18,108**	**$18,307**	--	**$18,497**	**$19,395**	**11.2%**
	Annuity Account Values	12,856	13,068	13,271	--	13,415	13,705	6.6%
	Client Assets in BD and Advisory[1]	4,592	5,040	5,036	--	5,082	5,690	23.9%
DISTRIBUTION	**Producing Agent Counts (PAC)[1]**	**4,961**	**4,928**	**5,016**	--	**4,967**	**5,125**	**3.3%**
	Consumer	4,558	4,518	4,612	--	4,566	4,697	3.0%
	Worksite	403	410	404	--	401	428	6.2%
INVESTMENTS & CAPITAL	**Average Book Value of Investments & Cash**	**$30,733**	**$30,878**	**$31,462**	--	**$32,039**	**$32,712**	**6.4%**
	Average Yield on Allocated Investments	**4.92%**	**4.91%**	**4.92%**	**4.91%**	**4.88%**	**4.91%**	**-1 bps**
	New Money Rate	6.42%	6.20%	6.11%	--	6.08%	6.16%	-26 bps
	Book Value per Diluted Share x AOCI[3]	**$38.05**	**$38.10**	**$38.81**	--	**$38.98**	**$39.92**	**4.9%**
	3-year CAGR	7.7%	6.1%	6.8%	--	7.0%	7.3%	--

(dollars in millions)

1 See page 25 for a glossary of terms and definitions.
2 Beginning in 4Q25, Worksite Division fee services revenue will be reported as non-operating due to the previously announced exit of the business.
3 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure.
n/m Result not meaningful following the reclassification of Worksite fee revenue to non-operating results in 4Q25.

CNO FINANCIAL GROUP

5

6 CONSUMER DIVISION UPDATE 15 consecutive quarters of sales growth; Multiple records in asset accumulation products  PAC up 3%; 14th consecutive quarter of growth – Strong agent productivity and retention – Registered agents up 4%  Total Medicare policies sold up 12%  NAP generated from non-TV lead sources represented 72% of total D2C sales  Life and Health NAP up 2%  Health NAP up 17% – Medicare Supplement NAP up 52% – Supplemental Health NAP up 5% – LTC NAP up 4%  Record Annuity collected premium, up 3% – Account values up 7%  Record client assets in brokerage and advisory, up 24% – Total accounts up 13% Operational Highlights Distribution Highlights

7 WORKSITE DIVISION UPDATE 17 consecutive quarters of sales growth; 7 consecutive quarters of double-digit growth  Record Life and Health NAP, up 29% – Life NAP up 44% – Hospital Indemnity NAP up 33% – Accident NAP up 31% – Critical Illness NAP up 7%  PAC up 6%; 16th consecutive quarter of growth – Strong productivity  NAP from new clients up 84% Operational Highlights Distribution Highlights

8 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Net operating earnings per share1 (dollars in millions, except per share amounts); TTM = trailing twelve months Earnings Results FINANCIAL HIGHLIGHTS Excluding significant items Operating EPS1 up 45%; Year-to-date up 43% excluding significant items1 Highlights Net operating income1 $87.5 $119.5 $168.6 $220.8 Net operating income excluding significant items1 $87.5 $119.5 $163.3 $220.8 Net Income $91.8 $125.9 $113.3 $163.6 Weighted average shares outstanding (in millions) 100.4 95.0 101.7 95.5 $0.87 $1.26 $1.66 $2.31 2Q25 2Q26 YTD 2025 YTD 2026 $1.61  Operating EPS1 up 45% — Strong sales contributing to growth in insurance product margin and NII — Favorable underwriting across nearly all products — Improvement in NII not allocated led by alternative investment returns — Fee income and expenses in line with full year expectations  $60 million of share repurchases — 5% reduction in weighted average diluted shares outstanding  Maintained robust total capital position  TTM operating ROE1 of 14.1%, and 13.1% excluding significant items

INSURANCE PRODUCT MARGIN

Sales momentum and favorable experience driving growth in insurance product margins

Insurance Product Margin Excluding Significant Items[1]

	2Q25	3Q25	4Q25	1Q26	2Q26
Annuity	**$54.8**	**$56.3**	**$56.4**	**$58.5**	**$60.6**
Fixed Indexed Annuities	$45.4	$45.9	$46.4	$50.2	$49.2
Fixed Interest Annuities	$8.0	$8.5	$8.2	$7.3	$7.8
Other Annuities	$1.4	$1.9	$1.8	$1.0	$3.6
Health	**$134.0**	**$135.9**	**$139.4**	**$132.6**	**$147.2**
Supplemental Health	$68.6	$72.3	$74.1	$71.2	$70.1
Medicare Supplement	$28.2	$30.4	$28.6	$23.1	$36.5
Long-term Care	$37.2	$33.2	$36.7	$38.3	$40.6
Life	**$63.6**	**$67.0**	**$70.0**	**$65.8**	**$71.2**
Interest Sensitive Life	$21.9	$20.7	$24.8	$22.8	$26.4
Traditional Life	$41.7	$46.3	$45.2	$43.0	$44.8
Total Margin	**$252.4**	**$259.2**	**$265.8**	**$256.9**	**$279.0**

Highlights

Annuity margin

- Fixed Indexed Annuities (FIA) – growth in the block
- Other Annuities – favorable reserve releases due to higher mortality on closed block policies

Health margin

- Supplemental Health – growth in the block, partially offset by slightly higher morbidity
- Medicare Supplement – growth in the block, favorable morbidity, and implementation of rate increases
- LTC – growth in the block and lower morbidity

Life margin

- ISL – growth in the block and lower mortality
- Traditional Life – growth in the block, lower mortality, and lower nondeferrable advertising expense

(dollars in millions)

1 See the Appendix for a reconciliation to the corresponding GAAP measure and a breakdown of impacts by major product category.

CNO FINANCIAL GROUP

9

INVESTMENT RESULTS

11th consecutive quarter of growth in net investment income[1]

Investment Income Allocated to Product Lines


+3%
$268.9
$278.1
$300.0
$200.0
$100.0
$-
2Q25
2Q26

- Average yield on allocated investments of 4.91% in 2Q26 vs. 4.92% in 2Q25
- Average net insurance liabilities2 up 3.6%

Investment Income Not Allocated to Product Lines


+46%
$33.8
$49.4
$300.0
$200.0
$100.0
$-
2Q25
2Q26

- Higher alternative NII
- Grew FHLB/FABN funding, including $300M FABN issuance in the quarter
- Higher level of gains on option forfeitures from Annuity surrenders

Total Net Investment Income[1]


+8%
$302.7
$327.5
$300.0
$200.0
$100.0
$-
2Q25
2Q26

- New money rate of 6.16% in 2Q26, 14th consecutive quarter over 6%
- Average book value of invested assets up 6.4%
- Earned yield of 4.88% in 2Q26 vs. 4.73% in 2Q25

Annuity | Health | Life | Not allocated

(dollars in millions)

1 Reflects sum of allocated and non-allocated investment income. Refer to pages 15-17 of the financial supplement for more information on the components of net investment income.

2 Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account values for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsured business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities.

CNO FINANCIAL GROUP

10

11 Debt to Capital2 Consolidated Risk Based Capital (RBC) Ratio1 Holding Company Liquidity 1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners. 2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. (dollars in millions)  Managing RBC Ratio in the range of 360% – 390%  RBC ratio variability expected in periods of market volatility  Target leverage of 25% - 28%  Debt covenant ceiling of 35%  $132 million in debt capacity to top of target leverage range  Target minimum holding company liquidity of $150 million  Liquidity backstopped by $250 million undrawn revolver  Staggered debt maturities in 2029 and 2034 CAPITAL AND LIQUIDITY OVERVIEW Robust total capital position Debt to capital2 excluding $500 million note that matured May 2025 $372 $351 $280 $233 2024 2025 1Q26 2Q26 32.1% 26.2% 26.4% 26.1% 2024 2025 1Q26 2Q26 25.6% 383% 380% 375% 377% 2024 2025 1Q26 2Q26

12 GUIDANCE Guidance excludes significant items Raising full-year operating EPS guidance 2026 Earnings 2026 Free Cash Flow / Excess Capital  $4.60 – $4.80 operating EPS  18.8% – 19.0% expense ratio  ~21.5% effective tax rate  $200 – $250 million free cash flow  360% – 390% RBC Ratio  $150 million minimum holding company liquidity  25% – 28% debt to total capital ratio Operating Return on Equity  2026 results expected to exceed 2027 target of 12.0%  Expect to establish new long-term operating ROE targets in February 2027, in line with our normal planning cadence

13 4 5 3 2 1 Exclusive middle-market focus and “last-mile” captive distribution create a durable competitive moat Significant demographic tailwinds Proven investment results built on a foundation of strong asset quality and disciplined management Strong balance sheet and robust free cash flow resilient against market events WHY INVEST IN CNO 6 Track record of execution and delivering on our promises Sustained growth while improving ROE and modernizing the business

14 Questions and Answers

15  Cash Flow Profile Slide 16  Broker-Dealer/Registered Investment Advisor Slide 17  Expense Ratio Slide 18  Portfolio Composition Slide 19  New Money Summary Slide 20  Private Credit Slide 21  Financial Results Seasonality Slide 22  Long-Term Care Insurance Slide 23  Tax Asset Summary Slide 24  Glossary of Terms and Definitions Slide 25 Appendix 1: Quarter in Review

16 1 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions. CASH FLOW PROFILE 2Q25 2Q26 2Q25 2Q26 Holding Company Cash Flows: Net Dividends (Contributions) from/to Subsidiaries 35.7$ 20.0$ 108.2$ 293.8$ Management Fees 31.2 31.3 123.0 125.6 Surplus Debenture Interest 15.7 14.6 80.5 73.6 Earnings on Corporate Investments 8.6 4.1 47.3 16.1 Other 34.5 17.2 11.3 39.3 Holding Company Sources of Cash1 125.7 87.2 370.3 548.4 Holding Company Expenses and Other (16.3) (16.5) (69.6) (176.9) Net Tax Receipts (Payments) (5.0) (2.2) 15.1 62.5 Interest Payments (50.7) (37.8) (109.9) (79.8) Free Cash Flow1 53.7 30.7 205.9 354.2 Notes Payable Repayment (500.0) - (500.0) - Share Repurchases (100.2) (60.8) (381.0) (241.6) Dividend Payments to Stockholders (16.7) (16.8) (66.8) (66.5) Net Change in Holding Company Cash and Investments (563.2) (46.9) (741.9) 46.1 Cash and Investments, Beginning of Period 750.3 280.1 929.1 187.1 Cash and Investments, End of Period 187.1$ 233.2$ 187.1$ 233.2$ Trailing Twelve MonthsFor the Quarter (dollars in millions)

BROKER-DEALER/REGISTERED INVESTMENT ADVISOR

Account values up 24% YoY; Registered agent count up 4%

		2025			2026	
		2Q	3Q	4Q	1Q	2Q
Net New Client Assets in Brokerage and Advisory[1]	Brokerage	$ 62.0	$ 74.1	$ 67.6	$ 63.1	$ 75.1
	Advisory	140.4	124.2	(90.2)	99.2	120.6
	Total	$ 202.4	$ 198.3	$ (22.6)	$ 162.3	$ 195.7
Client Assets in Brokerage and Advisory[1] **at end of period**	Brokerage	$ 2,293.3	$ 2,472.4	$ 2,543.2	$ 2,521.9	$ 2,749.7
	Advisory	2,298.4	2,567.3	2,493.0	2,560.1	2,940.5
	Total	$ 4,591.7	$ 5,039.7	$ 5,036.2	$ 5,082.0	$ 5,690.2
Registered Agent Counts[2,3]	Total	759	766	781	794	792

1 Client assets include cash and securities in brokerage, broker-dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts.

Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc.

Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 303 East Wacker Drive, 5th Floor, Chicago, IL 60601.

2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients.

3 Representative counts represent the average of the last 3 months.

(dollars in millions)

CNO FINANCIAL GROUP 17

18 1 Expense ratio calculation = expenses allocated to products plus not allocated to products, divided by the sum of insurance policy income and net investment income allocated to products. Results exclude significant items. 2 See pages 27-29 for a reconciliation of the significant items. EXPENSE RATIO1 (dollars in millions) 2Q 3Q 4Q 1Q 2Q Allocated & Non Allocated Expenses 174.7$ 173.3$ 169.5$ 179.3$ 176.2$ Allocated & Non Allocated Expenses - YTD 356.2 529.5 699.0 179.3 355.5 Significant Items2 -$ -$ -$ -$ -$ Significant Items - YTD2 - - - - - Allocated & Non Allocated Expenses Excluding Significant Items 174.7$ 173.3$ 169.5$ 179.3$ 176.2$ Allocated & Non Allocated Expenses Excluding Significant Items - YTD 356.2 529.5 699.0 179.3 355.5 Policy Income and Net Investment Income Allocated to Products 920.3$ 929.3$ 935.9$ 946.9$ 958.8$ Policy Income and Net Investment Income Allocated to Products - YTD 1,831.7 2,761.0 3,696.9 946.9 1,905.7 Expense Ratio 19.0% 18.6% 18.1% 18.9% 18.4% Expense Ratio - YTD 19.4% 19.2% 18.9% 18.9% 18.7% Rolling Twelve Months Ratio 19.0% 19.0% 18.9% 18.7% 18.5% 2025 2026

19 1 Fair Value as of 6/30/2026. PORTFOLIO COMPOSITION High-quality, liquid portfolio producing solid and consistent results Highlights General Approach $32 Billion of Invested Assets1  High degree of liquidity: over 55% of portfolio in corporate and government bonds  Strong credit risk profile — Capital efficient: ~97% rated NAIC 1 or 2 — Portfolio average rating A — CRE and private credit portfolios performing as expected  Positioned for stable performance across credit cycles  Focus on quality - margin against adverse development  Low impairments through multiple cycles  Embedded asset liability management  Opportunistic investments protect/grow book yield and core earnings power  Growth in AUM leverages increasing book yield, resulting in higher net investment income IG Corporates, 40.5% Non- Agency RMBS, 4.6% Mortgage Loans, 10.3% HY Corporates, 2.2% CMBS, 6.9% Municipals, 9.2% ABS, 6.2% Govts/Agency, 3.5% CLO, 5.1% Equities, 0.9% Other Invested Assets, 2.7% Alternatives, 3.3% Policy Loans, 0.5% Cash, 4.1%

20 2Q26 General Account New Money Purchases NEW MONEY SUMMARY $ % GAAP YTM IG Corp BBB 369.8 33.7% 6.07% IG Corp AAA-A 180.1 16.4% 6.04% ABS 173.8 15.9% 5.85% Residential Mortgage Loa 99.1 9.1% 6.15% Municipals 73.5 6.7% 5.84% CRE Loans 53.9 4.9% 5.27% Rated Notes 40.7 3.7% 6.27% Alternatives 40.6 3.7% 11.51% EM 22.7 2.1% 5.82% CLO Debt 17.5 1.6% 5.34% RMBS 12.2 1.1% 5.31% CMBS 7.5 0.7% 5.38% HY Corp 4.0 0.4% 7.30% Total 1,095.4 100.0% 6.16% (dollars in millions) IG Corp BBB 33.7% IG Corp AAA-A 16.4% ABS 15.9% Residential Mortgage Loans 9.1% Municipals 6.7% CRE Loans 4.9% Rated Notes 3.7% Alternatives 3.7% EM 2.1% CLO Debt 1.6% RMBS 1.1% CMBS 0.7% HY Corp 0.4%

21 KBRA 60% Moodys 18% DBRS Morningstar 10% Fitch 7% Egan Jones 3% S&P 2% ABF Loans 33% Rated Notes 31% Portfolio Finance Loans 17% Residuals 7% Interval Funds 5% LPs 5% LLC 2% PRIVATE CREDIT $1.9B of exposure diversified across asset managers, structures, vintages; 2,000+ underlying credits 1 Non-rated (NR) holdings primarily consist of LPs, residuals, and interval funds, all of which are part of our Alternatives allocation but included here because they have private credit exposure. By Rating1 By Structure ………………………….. By Asset Class By Rating Agency A 33% BBB 31% NR 19% AA 9% BB 5% B 2% AAA 1%Asset Based Finance 52% Direct Lending 26% Portfolio Finance 17% Opportunistic 3% Infrastructure 2%

FINANCIAL RESULTS SEASONALITY

	1Q	2Q	3Q	4Q
Medicare Supplement Margin	Seasonally highest claims and surrenders			
Mortality	Seasonally highest mortality			
D2C Advertising	Traditionally highest advertising	Quarterly trend similar to 2025		Traditionally lowest advertising
Fee Income	~1/3 income	Near breakeven	Near breakeven	~2/3 income
Expenses	Traditionally highest expense ratio	First half 2026 spend was below plan and is expected to normalize over the balance of the year, with 3Q as the high water mark and a modest decline in 4Q. Expect a return to normal quarterly run-rate trend in subsequent years.		Traditionally lowest expense ratio

CNO FINANCIAL GROUP
22

23 New sales focused on short duration products  Recent growth due to strong sales in LTC Fundamental product  99% of new sales for policies with 2 years or less in benefits  Average benefit period of 13 months for policies sold in 2026 Reserve assumptions informed by historical experience  No morbidity improvement  No mortality improvement  Minimal future rate increases Favorable economic profile  Total LTC is just 12% of overall CNO insurance liabilities  Downside risk significantly reduced after 2018 reinsurance transaction  Average maximum benefit at issuance is $167 per day for in-force block Block highlights  Less than 22% of policies have inflation benefits  2% of policies have lifetime benefits, the median benefit period is ~1 year, and the average non-lifetime benefit period is ~1.4 years  Average attained age is 75 years Highly differentiated; prudently-managed in-force block LONG-TERM CARE INSURANCE

24 NOLs with no Expiration Date $189 Value of NOLs Details  Remaining NOLs are expected to be fully utilized and can generally offset 80% of non- life taxable income and 35% of life taxable income  Total estimated economic value of tax assets related to our NOLs of approximately $152 million @ 10% discount rate ($1.61 on a per diluted share basis) $189 $189 million / $2.00 per diluted share value of remaining NOLs TAX ASSET SUMMARY AS OF JUNE 30, 2026 (dollars in millions)

25 GLOSSARY OF TERMS AND DEFINITIONS New Annualized Premiums - Measured as 100% of new life and health annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium. Fee Revenue - Represents fee revenue from the sales of third-party insurance products, fees generated by our broker-dealer and registered investment advisor, and prior to 4Q25, fee revenue earned by the Worksite Division fee services business. Client Assets in Broker-Dealer (BD) and Advisory - Client assets include cash and securities in brokerage, broker-dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Producing Agent Counts (PAC) - Producing agents represent the monthly average of exclusive agents that have submitted at least one policy in the month.

26 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 27 - 41

27 2025 SIGNIFICANT ITEMS The table below summarizes the financial impact of significant items on our 2025 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. (dollars in millions, except per-share amounts) Insurance product margin Annuity 238.6$ (16.6)$ (a) 222.0$ Health 556.6 (21.1) (a) 535.5 Life 272.4 (10.4) (a) 262.0 Total insurance product margin 1,067.6 (48.1) 1,019.5 Allocated expenses (611.3) - (611.3) Income from insurance products 456.3 (48.1) 408.2 Fee income 15.2 - 15.2 Investment income not allocated to product lines 169.4 - 169.4 Expenses not allocated to product lines (87.7) - (87.7) Operating earnings before taxes 553.2 (48.1) 505.1 Income tax (expense) benefit on operating income (114.0) 10.6 (103.4) Net operating income (b) 439.2$ (37.5)$ 401.7$ Net operating income per diluted share (b) 4.40$ (0.38)$ 4.02$ Actual Results Significant Items Excluding significant items Year ended December 31, 2025 (a) Comprised of $41.3 million of the net favorable impact arising from our comprehensive annual actuarial review during 3Q25 and $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves, during 1Q25. (b) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure.

28 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 3Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q25 SIGNIFICANT ITEMS (a) Comprised of $41.3 million of the net favorable impact arising from our comprehensive annual actuarial review. (b) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 72.9$ (16.6)$ (a) 56.3$ Health 157.0 (21.1) (a) 135.9 Life 70.6 (3.6) (a) 67.0 Total insurance product margin 300.5 (41.3) 259.2 Allocated expenses (151.0) - (151.0) Income from insurance products 149.5 (41.3) 108.2 Fee income (3.9) - (3.9) Investment income not allocated to product lines 39.5 - 39.5 Expenses not allocated to product lines (22.3) - (22.3) Operating earnings before taxes 162.8 (41.3) 121.5 Income tax (expense) benefit on operating income (35.6) 9.1 (26.5) Net operating income (b) 127.2$ (32.2)$ 95.0$ Net operating income per diluted share (b) 1.29$ (0.33)$ 0.96$ Three months ended September 30, 2025 Actual results Significant items Excluding significant items

29 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 1Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 1Q25 SIGNIFICANT ITEMS (a) Comprised of $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves. (b) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 54.5$ -$ 54.5$ Health 126.2 - 126.2 Life 68.2 (6.8) (a) 61.4 Total insurance product margin 248.9 (6.8) 242.1 Allocated expenses (161.2) - (161.2) Income from insurance products 87.7 (6.8) 80.9 Fee income (0.8) - (0.8) Investment income not allocated to product lines 38.0 - 38.0 Expenses not allocated to product lines (20.3) - (20.3) Operating earnings before taxes 104.6 (6.8) 97.8 Income tax (expense) benefit on operating income (23.5) 1.5 (22.0) Net operating income (b) 81.1$ (5.3)$ 75.8$ Net operating income per diluted share (b) 0.79$ (0.05)$ 0.74$ Actual results Significant items Excluding significant items Three months ended March 31, 2025

QUARTERLY EARNINGS

	2Q25	3Q25	4Q25	1Q26	2Q26
Insurance product margin					
Annuity	$ 54.8	$ 72.9	$ 56.4	$ 58.5	$ 60.6
Health	134.0	157.0	139.4	132.6	147.2
Life	63.6	70.6	70.0	65.8	71.2
Total insurance product margin	252.4	300.5	265.8	256.9	279.0
Allocated expenses	(149.4)	(151.0)	(149.7)	(159.9)	(152.9)
Income from insurance products	103.0	149.5	116.1	97.0	126.1
Fee income	0.8	(3.9)	19.1	10.6	(1.2)
Investment income not allocated to product lines	33.8	39.5	58.1	41.7	49.4
Expenses not allocated to product lines	(25.3)	(22.3)	(19.8)	(19.4)	(23.3)
Operating earnings before taxes	112.3	162.8	173.5	129.9	151.0
Income tax expense on operating income	(24.8)	(35.6)	(30.1)	(28.6)	(31.5)
Net operating income*	87.5	127.2	143.4	101.3	119.5
Net realized investment gains (losses) from disposals, impairments and change in allowance for credit losses	(21.8)	(8.8)	(25.2)	(15.2)	(13.6)
Net change in market value of investments recognized in earnings	3.4	5.8	(1.3)	(7.5)	(1.1)
Fair value changes related to agent deferred compensation plan	-	-	(1.7)	-	-
Changes in fair value of embedded derivative liabilities and market risk benefits	25.2	(18.1)	(1.5)	(42.4)	34.6
Expenses related to TechMod initiative	(3.2)	(7.2)	(9.9)	(13.7)	(9.7)
Goodwill and intangible asset impairment	-	(96.7)	(5.2)	-	-
Net loss related to divested business	-	-	(17.3)	(1.9)	(1.1)
Other	2.1	(1.6)	-	(0.8)	(0.4)
Non-operating income (loss) before taxes	5.7	(126.6)	(62.1)	(81.5)	8.7
Income tax (expense) benefit on non-operating income (loss)	(1.4)	22.5	11.6	17.9	(2.3)
Net non-operating income (loss)	4.3	(104.1)	(50.5)	(63.6)	6.4
Net income	91.8	23.1	92.9	37.7	125.9

* Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits ("MRBs") related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation, net of taxes; (ix) goodwill and other asset impairment expenses, net of taxes; (x) gains or losses related to divested business, net of taxes; and (xi) other non-operating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. A reconciliation of net operating income to net income applicable to common stock is provided in the table.

(dollars in millions)

CNO FINANCIAL GROUP 30

31 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and MRBs related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to TechMod that are incremental to normal spend and will not recur following implementation, net of taxes; (ix) goodwill and other asset impairment expenses, net of taxes; (x) gains or losses related to divested business, net of taxes; and (xi) other non-operating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows:

	2Q25	3Q25	4Q25	1Q26	2Q26
Net income applicable to common stock	$ 91.8	$ 23.1	$ 92.9	$ 37.7	$125.9
Non-operating items:					
Net realized investment (gains) losses from sales and impairments	21.8	8.8	25.2	15.2	13.6
Net change in market value of investments recognized in earnings	(3.4)	(5.8)	1.3	7.5	1.1
Fair value changes related to the agent deferred compensation plan	-	-	1.7	-	-
Changes in fair value of embedded derivative liabilities and market risk benefits	(25.2)	18.1	1.5	42.4	(34.6)
Expenses related to TechMod initiative	3.2	7.2	9.9	13.7	9.7
Goodwill and intangible asset impairment	-	96.7	5.2	-	-
Net loss related to divested business	-	-	17.3	1.9	1.1
Other	(2.1)	1.6	-	0.8	0.4
Non-operating (income) loss before taxes	(5.7)	126.6	62.1	81.5	(8.7)
Income tax expense (benefit) on non-operating income	1.4	(22.5)	(11.6)	(17.9)	2.3
Net non-operating (income) loss	(4.3)	104.1	50.5	63.6	(6.4)
Net operating income (a non-GAAP financial measure)	$ 87.5	$127.2	$143.4	$101.3	$119.5
Per diluted share:					
Net income	$ 0.91	$ 0.24	$ 0.95	$ 0.39	$ 1.33
Net realized investment (gains) losses from sales and impairments (net of taxes)	0.17	0.07	0.22	0.12	0.11
Net change in market value of investments recognized in earnings (net of taxes)	(0.03)	(0.05)	0.01	0.06	0.01
Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes)	(0.19)	0.14	0.02	0.34	(0.28)
Fair value changes related to the agent deferred compensation plan (net of taxes)	-	-	0.01	-	-
Expenses related to TechMod initiative	0.02	0.06	0.08	0.11	0.08
Goodwill and intangible asset impairment	-	0.82	0.04	-	-
Net loss related to divested business	-	-	0.14	0.02	0.01
Other	(0.01)	0.01	-	0.01	-
Net operating income (a non-GAAP financial measure)	$ 0.87	$ 1.29	$ 1.47	$ 1.05	$ 1.26

(dollars in millions, except per-share amounts)

CNO FINANCIAL GROUP

32

33 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 2Q25 3Q25 4Q25 1Q26 2Q26 Net operating income 87.5$ 127.2$ 143.4$ 101.3$ 119.5$ Weighted average shares outstanding for basic earnings per share 98,572 96,603 95,136 94,078 93,194 Effect of dilutive securities on weighted average shares: Employee benefit plans 1,814 1,951 2,142 2,061 1,758 Weighted average shares outstanding for diluted earnings per share 100,386 98,553 97,278 96,139 94,952 Net operating income per diluted share 0.87$ 1.29$ 1.47$ 1.05$ 1.26$

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

Book value per diluted share

Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested, and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows:

	2Q25	3Q25	4Q25	1Q26	2Q26
Total shareholders' equity	$ 2,522.7	$ 2,611.0	$ 2,638.2	$ 2,498.4	$ 2,591.6
Shares outstanding for the period	97,319,000	95,840,989	94,484,339	93,795,306	92,696,990
Book value per share	$ 25.92	$ 27.24	$ 27.92	$ 26.64	$ 27.96

	2Q25	3Q25	4Q25	1Q26	2Q26
Total shareholders' equity	$ 2,522.7	$ 2,611.0	$ 2,638.2	$ 2,498.4	$ 2,591.6
Accumulated other comprehensive loss	(1,252.7)	(1,118.9)	(1,115.0)	(1,217.6)	(1,182.8)
Adjusted shareholders' equity excluding AOCI	$ 3,775.4	$ 3,729.9	$ 3,753.2	$ 3,716.0	$ 3,774.4
Shares outstanding for the period	97,319,000	95,840,989	94,484,339	93,795,306	92,696,990
Dilutive common stock equivalents related to:					
Stock options, restricted stock and performance units	1,902,445	2,061,774	2,229,874	1,528,160	1,854,426
Diluted shares outstanding	99,221,445	97,902,763	96,714,213	95,323,466	94,551,416
Book value per diluted share excluding AOCI (a non-GAAP measure)	$ 38.05	$ 38.10	$ 38.81	$ 38.98	$ 39.92

(dollars in millions, except share and per-share amounts)

CNO FINANCIAL GROUP 34

35 Operating return measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and MRBs related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to TechMod that are incremental to normal spend and will not recur following implementation, net of taxes; (ix) goodwill and other asset impairment expenses, net of taxes; (x) gains or losses related to divested business, net of taxes; and (xi) other non-operating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non- operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non- operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

The calculations of:* *(i)* Operating return on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure*); (ii)* Operating return, excluding significant items, on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)*; and (iii) return on equity are as follows:

	Twelve Months Ended				
	2Q25	3Q25	4Q25	1Q26	2Q26
Net operating income	$ 425.8	$ 433.8	$ 439.2	$ 459.4	$ 491.4
Net operating income, excluding significant items	$ 401.7	$ 399.4	$ 401.7	$ 427.2	$ 459.2
Net income	$ 305.5	$ 319.3	$ 229.3	$ 245.5	$ 279.6
Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 3,597.3	$ 3,580.0	$ 3,536.7	$ 3,494.5	$ 3,495.4
Average common shareholders' equity	$ 2,558.5	$ 2,560.6	$ 2,566.4	$ 2,574.7	$ 2,576.2
Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	11.8%	12.1%	12.4%	13.1%	14.1%
Operating return on equity, excluding significant items, accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	11.2%	11.2%	11.4%	12.2%	13.1%
Return on equity	11.9%	12.5%	8.9%	9.5%	10.9%

Trailing four quarters average equity is calculated using the following formula (P = Period) – ((P1+P2) /2 +(P2+P3) /2 +(P3+P4) /2 + (P4+P5) /2) /4
[e.g. – the formula for calculating 1Q26 average equity would be the following – ((2Q25+3Q25) /2 + (3Q25+4Q25) /2) + (4Q25+1Q26) /2) + (1Q26+2Q26) /2) /4]

(dollars in millions)

(Continued on next page)

CNO FINANCIAL GROUP

36

37 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) (a) The significant items have been discussed in either the current or prior press releases. (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income (loss) Net income - trailing four quarters 3Q24 119.2 (21.9) 97.3 376.9 9.3 274.2 4Q24 138.0 3.1 141.1 410.5 182.9 420.8 1Q25 81.1 (5.3) 75.8 428.8 21.5 330.0 2Q25 87.5 - 87.5 401.7 91.8 305.5 3Q25 127.2 (32.2) 95.0 399.4 23.1 319.3 4Q25 143.4 - 143.4 401.7 92.9 229.3 1Q26 101.3 - 101.3 427.2 37.7 245.5 2Q26 119.5 - 119.5 459.2 125.9 279.6

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows:

	Twelve Months Ended				
	2Q25	3Q25	4Q25	1Q26	2Q26
Pre-tax operating earnings (a non-GAAP financial measure)	$544.3	$553.6	$553.2	$578.5	$617.2
Income tax expense	(118.5)	(119.8)	(114.0)	(119.1)	(125.8)
Operating return	425.8	433.8	439.2	459.4	491.4
Non-operating items:					
Net realized investment losses from sales and impairments	(81.2)	(78.9)	(69.0)	(71.0)	(62.8)
Net change in market value of investments recognized in earnings	15.5	9.0	14.3	0.4	(4.1)
Changes in fair value of embedded derivative liabilities and market risk benefits	(78.9)	30.1	(64.0)	(36.8)	(27.4)
Fair value changes and amendment related to the agent deferred compensation plan	3.1	6.6	(1.7)	(1.7)	(1.7)
Expenses related to TechMod initiative	(3.2)	(7.2)	(20.3)	(34.0)	(40.5)
Goodwill and other intangible asset impairment	-	(96.7)	(101.9)	(101.9)	(101.9)
Net loss related to divested business	-	-	(17.3)	(19.2)	(20.3)
Other	(10.7)	(2.4)	0.1	(0.3)	(2.8)
Non-operating income (loss) before taxes	(155.4)	(139.5)	(259.8)	(264.5)	(261.5)
Income tax (expense) benefit on non-operating income (loss)	35.1	25.0	49.9	50.6	49.7
Net non-operating income (loss)	(120.3)	(114.5)	(209.9)	(213.9)	(211.8)
Net income	$305.5	$319.3	$229.3	$245.5	$279.6

(dollars in millions)

(Continued on next page)

CNO FINANCIAL GROUP 38

39 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) 1Q24 2Q24 3Q24 4Q24 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,536.8$ 3,596.7$ 3,529.9$ 3,810.0$ Net operating loss carryforwards 311.2 296.5 273.9 76.6 Accumulated other comprehensive loss (1,480.3) (1,464.3) (1,116.0) (1,371.4) Common shareholders' equity 2,367.7$ 2,428.9$ 2,687.8$ 2,515.2$ 1Q25 2Q25 3Q25 4Q25 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,498.9$ 3,504.3$ 3,483.6$ 3,510.2$ Net operating loss carryforwards 295.3 271.1 246.3 243.0 Accumulated other comprehensive loss (1,239.1) (1,252.7) (1,118.9) (1,115.0) Common shareholders' equity 2,555.1$ 2,522.7$ 2,611.0$ 2,638.2$ 1Q26 2Q26 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,461.2$ 3,548.5$ Net operating loss carryforwards 254.8 225.9 Accumulated other comprehensive loss (1,217.6) (1,182.8) Common shareholders' equity 2,498.4$ 2,591.6$ INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

40 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 2Q25 3Q25 4Q25 1Q26 2Q26 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,597.3$ 3,580.0$ 3,536.7$ 3,494.5$ 3,495.4$ Net operating loss carryforwards 232.4 225.8 243.1 258.9 248.1 Accumulated other comprehensive loss (1,271.2) (1,245.2) (1,213.4) (1,178.7) (1,167.3) Common shareholders' equity 2,558.5$ 2,560.6$ 2,566.4$ 2,574.7$ 2,576.2$ Trailing Four Quarter Average

41 2024 2025 1Q26 2Q26 Corporate notes payable 1,833.5$ 1,335.6$ 1,336.0$ 1,336.3$ Total shareholders' equity 2,515.2 2,638.2 2,498.4 2,591.6 Total capital 4,348.7$ 3,973.8$ 3,834.4$ 3,927.9$ Corporate debt to capital 42.2% 33.6% 34.8% 34.0% Corporate notes payable 1,833.5$ 1,335.6$ 1,336.0$ 1,336.3$ Total shareholders' equity 2,515.2 2,638.2 2,498.4 2,591.6 Less accumulated other comprehensive (income) loss 1,371.4 1,115.0 1,217.6 1,182.8 Total capital 5,720.1$ 5,088.8$ 5,052.0$ 5,110.7$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 32.1% 26.2% 26.4% 26.1% Corporate notes payable $1,833.5 Assumed repayment of 2025 notes, net of unamortized debt issuance costs (499.5) Adjusted corporate notes payable $1,334.0 Total shareholders' equity $2,515.2 Less accumulated other comprehensive loss 1,371.4 Loss on assumed extinguishment of debt (0.4) Adjusted shareholders' equity $3,886.2 Adjusted total capital $5,220.2 Debt to total capital ratio, excluding AOCI, as adjusted for the assumed repayment of the 2025 Notes (a non- GAAP financial measure) 25.6% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES